UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2020

Reliant Bancorp, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 10, 2020, Reliant Bancorp, Inc. (“Reliant”) issued a press release announcing that its board of directors has authorized a stock repurchase plan pursuant to which Reliant may repurchase up to $15 million of shares of Reliant’s outstanding common stock, par value $1.00 per share (the “Repurchase Plan”), a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. All information included in the press release is of the date thereof, and Reliant does not assume any obligation to update such information in the future.

The information set forth in this Item 7.01 (including the information in Exhibit 99.1 hereto) is being furnished to the U.S. Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01	Other Events.

On March 10, 2020, Reliant announced that its board of directors has authorized the Repurchase Plan. Stock repurchases under the Repurchase Plan will be made from time to time in the open market or privately negotiated transactions, or otherwise, at the discretion of management of Reliant and in accordance with applicable legal requirements. The timing and amount of share repurchases under the Repurchase Plan will depend on a number of factors, including Reliant’s stock price performance, ongoing capital planning considerations, general market conditions, and applicable legal requirements. Reliant currently anticipates the Repurchase Plan will remain in effect through December 31, 2020, unless the entire authorized amount of shares is sooner repurchased. The Repurchase Plan does not obligate Reliant to repurchase any dollar amount or number of shares, and the Repurchase Plan may be extended, modified, amended, suspended, or discontinued at any time.
Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Reliant Bancorp, Inc., dated March 10, 2020.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “believe,” “anticipate,” “expect,” “may,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of similar meaning, and the negatives thereof, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including those with respect to the terms, timing, logistics and conditions of the Repurchase Plan, Reliant’s compliance with applicable law in connection with the administration of the Repurchase Plan, and Reliant’s utilization of the Repurchase Plan.

All forward-looking statements are subject to assumptions, risks, uncertainties, and other factors that may cause actual results, performance, or achievements to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such assumptions, risks, uncertainties, and factors include, among others, (1) the risk that expected cost savings and revenue synergies from (i) the merger of Reliant and Tennessee Community Bank Holdings, Inc., the parent company for Community Bank & Trust (“TCB Holdings”) (the “TCB Holdings Transaction”), or (ii) the pending merger of Reliant and First Advantage Bancorp, the parent company for First Advantage Bank (“First Advantage”) (the “First Advantage Transaction”, and together with the TCB Holdings Transaction, collectively, the “Transactions”), may not be realized or may take longer than anticipated to be realized, (2) the ability to meet expectations regarding the timing and completion of the First Advantage Transaction and the accounting and tax treatment of the Transactions, (3) the effect of the announcement, pendency, or completion of the Transactions on customer, supplier, or employee relationships and operating results (including without limitation difficulties in maintaining relationships with employees and customers), as well as on the market price of Reliant’s common stock, (4) the risk that the businesses and operations of TCB Holdings and its subsidiaries and of First Advantage and its subsidiaries cannot be successfully integrated with the business and operations of Reliant and its subsidiaries or that integration will be more costly or difficult than expected, (5) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive merger agreement for the First Advantage Transaction, (6) the amount of costs, fees, expenses, and charges related to the Transactions, including those arising as a result of unexpected factors or events, (7) reputational risk associated with and the reaction of our customers, suppliers, employees, or other business partners to the Transactions, (8) the failure of any of the conditions to the closing of the First Advantage Transaction to be satisfied, or any unexpected delay in completing the First Advantage Transaction, (9) the dilution caused by Reliant’s issuance of additional shares of its common stock in the Transactions, (10) Reliant’s ability to simultaneously execute on two separate business combination transactions, (11) the risk associated with Reliant management’s attention being diverted away from the day-to-day business and operations of Reliant to the completion and integration of the Transactions, and (12) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-looking statements can be found in Reliant’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Reliant believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Reliant disclaims any obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: March 10, 2020
/s/ DeVan Ard, Jr.
DeVan Ard, Jr.
Chairman, President and CEO